Equipment, Right-of-Use asset, and Process Plant	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Equipment, Right-of-Use asset, and Process Plant

5. Equipment, Right-of-Use asset, and Process Plant

Equipment consists of the following:

	December 31,	December 31,
	2023	2022

Equipment	$1,460,375	$920,571
Less accumulated depreciation	(513,714)	(369,367)
Equipment, net	$946,661	$551,204

The total depreciation expense during the year ended December 31, 2023, was $144,347 (year ended December 31, 2022 - $162,290).

Process Plant

On May 13, 2022, the Company completed the purchase of a package of equipment and parts inventory from Teck Resources Limited’s (“Teck”) Pend Oreille operation. The package comprises substantially all the mineral processing equipment including complete crushing, grinding and flotation circuits suitable for a planned ~1,500 ton-per-day operation at the Bunker Hill site, and total inventory of components and parts for the mill, assay lab, conveyer, field instruments, and electrical spares.

The purchase of the mill has been valued at:

-	Cash consideration given, comprised of $500,000 non-refundable deposit remitted on January 7, 2022 and $231,000 sales tax remitted on May 13, 2022, a total of $731,000 cash remitted.
-	Value of common stock issued on May 13, 2022 at the market price of that day, a value of $1,970,264.
-	Fair value of the warrants issued together with the inputs, as determined by a binomial model, resulted in a fair value of $1,273,032. See note 10.
-	As a result, the total value of the mill at the time of purchase was determined to be $3,974,296, including $341,004 of spare parts inventory.

The process plant was purchased in an assembled state, and included major processing systems, significant components, and a large inventory of spare parts. The Company has disassembled and transported it to the Bunker Hill site, and will be reassembling it as an integral part of the Company’s future operations. The Company determined that the transaction should be accounted for as an asset acquisition, with the process plant representing a single asset, with the exception of the inventory of spare parts, which has been separated out and appears on the balance sheets as a non-current asset in accordance with the purchase price allocation. Costs associated with the completed demobilized and transportation were capitalized. Reassemble, installation and other costs associated with these activities will be capitalized as components of the asset as incurred.

Process plant consists of the following:

	December 31,	December 31,
	2023	2022

Plant purchase price less inventory	$3,633,292	$3,633,292
Ball mill purchase	745,626	-
Demobilization	2,204,539	2,201,414
Site preparation costs	10,635,606	2,296,266
Capitalized interest (note 9)	233,407	-
Process Plant	$17,452,470	$8,130,972

On June 30, 2023, the Company made the final payment of $545,626 to D’Angelo International LLC to complete the purchase of a ball mill for a total $745,626 (inclusive of two previously paid deposits of $100,000 from the Company to D’Angelo International LLC). The ball mill is capable of delivering the 1,800 ton per day mine plan envisaged in the Company’s Prefeasibility Study, and subject to future detailed engineering and mine planning, the mill could also potentially support a throughput increase.

Right-of-use asset consists of the following:

	December 31,	December 31,
	2023	2022

Right-of-use asset	670,808	-
Right-of-use asset accumulated depreciation	(45,786)	-
Right-of-use asset, net	$625,022	$-

The total depreciation expense during the year ended December 31, 2023 was $45,786 (year ended December 31, 2022 - $52,353, relating to an expired lease). The Company is a party primarily to lease contracts for mining related mobile equipment.